UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005 (March 9, 2005)

Boston Life Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-6533	87-0277826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Newbury Street, 5th Floor, Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 425-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement

On March 9, 2005, Boston Life Sciences, Inc., a Delaware corporation (the “Company”) entered into a common stock purchase agreement with a group of accredited investors pursuant to which the Company issued and sold 2,000,000 shares of its common stock, raising gross proceeds of $5.0 million (the “Financing”). The purchase price of each share of common stock sold in the Financing was $2.50.

In connection with the Financing, the Company has agreed to file a registration statement relating to the resale of the common stock sold in the Financing upon request of the investors. All shares purchased by the investors in the Financing are subject to a minimum holding period of one year.

Robert L. Gipson, who serves as a Senior Director of Ingalls & Snyder, LLC and a General Partner of Ingalls & Snyder Value Partners, L.P. (“ISVP”), purchased shares of common stock in the Financing. Mr. Gipson served as a director of the Company from June 15, 2004 until October 28, 2004. According to a Schedule 13G filed with the Securities and Exchange Commission on March 10, 2005, Mr. Gipson beneficially owned 10.0% of the outstanding common stock of the Company after the Financing.

The Company has made representations and warranties to the purchasers in the financing under the common stock purchase agreement about matters that are customarily included in financings of this nature. These matters include capitalization, SEC filings, listing and maintenance requirements, financial statements, absence of material adverse changes, due authorization and valid issuance of the purchased shares, private offering, brokers fees, compliance, investment company status, no violations and non-contravention and organization. The representations and warranties will survive for one year after the closing. The Company has agreed to indemnify the purchasers against damages with respect to breaches of the representations, warranties, covenants and agreements of the Company in the common stock purchase agreement.

Amended and Restated Registration Rights Agreement

In connection with the execution of the common stock purchase agreement, the Company entered into an amended and restated registration rights agreement with the holders named therein on March 9, 2005. Pursuant to the terms of the amended and restated registration rights agreement, the Company has agreed to register, under the Securities Act of 1933, as amended (the “Securities Act”), (i) the shares of common stock issued under the common stock purchase agreement, (ii) the shares of common stock issued upon the exercise of the warrant issued to ISVP to purchase 100,000 shares of the Company’s common stock, (iii) the shares of common stock issued upon the exercise of the warrant issued to Robert L. Gipson to purchase 200,000 shares of the Company’s common stock and (iv) the shares of common stock issued upon the exercise of the warrant issued to Nikolaos D. Monoyios to purchase 164,025 shares of the Company’s common stock (collectively, the “Registrable Securities”), if requested to do so by the holders. If the Company files a registration statement for its own account, the holders of the Registrable Securities generally will have the right to include their Registrable Securities in such registration. The Company has also made other customary agreements in connection with such registrations, including matters relating to indemnification, payment of expenses and compliance with state “blue sky” laws.

Item 2.02. Results of Operations and Financial Condition.

On March 9, 2005, Boston Life Sciences, Inc. announced certain of its financial results for the year ended December 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.02. Unregistered Sales of Equity Securities.

On March 9, 2005, pursuant to the terms of a common stock purchase agreement described under the heading, “Item 1.01. Entry into a Material Definitive Agreement—Common Stock Purchase Agreement” above, the Company sold an aggregate of 2,000,000 shares of its common stock at a per share cash purchase price of $2.50. The Company received gross proceeds from the sale of $5.0 million.

The foregoing sale was made in reliance upon an exemption from the registration provisions of the Securities Act, set forth in Section 4(2) thereof, relative to sales by an issuer not involving any public offering, and the rules and regulations thereunder.

Item 3.03. Material Modification to Rights of Security Holders.

As a condition to the consummation of the Financing, the Company entered into amendment No. 5 (“Amendment No. 5”) to the Rights Agreement dated as of September 11, 2001 between the Company and Continental Stock Transfer & Trust Company, as rights agent, as amended to date (the “Rights Agreement”).

Pursuant to the terms of Amendment No. 5, all purchasers of shares of the Company’s common stock under the common stock purchase agreement described under the heading, “Item 1.01. Entry into a Material Definitive Agreement—Common Stock Purchase Agreement” above, are exempt from being an “Acquiring Person” under the Rights Agreement.

Amendment No. 5 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed.

4.1	Amendment No. 5 to the Rights Agreement dated as of September 11, 2001 between Boston Life Sciences, Inc. and Continental Stock Transfer & Trust Company, as rights agent.

99.1	Press Release issued by Boston Life Sciences, Inc. on March 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON LIFE SCIENCES, INC.

Date: March 15, 2005	By:	/s/ Joseph Hernon
Joseph Hernon Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 5 to the Rights Agreement dated as of September 11, 2001 between Boston Life Sciences, Inc. and Continental Stock Transfer & Trust Company, as rights agent.

99.1	Press Release issued by Boston Life Sciences, Inc. on March 9, 2005.